UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

AMSURG CORP.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-22217	62-1493316
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

20 Burton Hills Boulevard
Nashville, Tennessee	37215
(Address of Principal Executive Offices)	(Zip Code)

(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
SIGNATURES

Item 7.01. Regulation FD Disclosure

     On October 26, 2004, the Company issued a press release announcing its earnings for the third quarter of 2004 and held a conference call to discuss the release. During the call, additional information about the first and second quarters of 2004 was requested in connection with the disposal of a surgery center on August 1, 2004, which was presented as part of discontinued operations in the Company’s results of operations for the three and nine months ended September 30, 2004. In response to such request, the Company is providing the following statement of earnings data, presenting the center’s results of operations as discontinued operations in the three months ended March 31, 2004 and June 30, 2004 and six months ended June 30, 2004. Procedures performed by centers in continuing operations were 146,669 and 154,531 in the three months ended March 31, 2004 and June 30, 2004, respectively.

Statements of Earnings Data (in thousands, except per share amounts):

	Three Months Ended
			Six Months Ended
	March 31, 2004	June 30, 2004	June 30, 2004
Revenues	$79,746	$84,339	$164,085
Operating expenses:
Salaries and benefits	21,662	22,316	43,978
Supply cost	8,990	9,560	18,550
Other operating expenses	15,689	16,964	32,653
Loss on long-term note receivable	—	1,100	1,100
Depreciation and amortization	3,211	3,309	6,520

Total operating expenses	49,552	53,249	102,801

Operating income	30,194	31,090	61,284
Minority interest	16,651	17,568	34,219
Interest expense, net of interest income	427	505	932

Earnings from continuing operations before income taxes	13,116	13,017	26,133
Income tax expense	5,246	5,207	10,453

Net earnings from continuing operations	7,870	7,810	15,680
Discontinued operations:
Earnings from operations of discontinued interests in surgery centers, net of income taxes.	509	424	933
Gain on sale of discontinued interests in surgery centers, net of income taxes	1,241	—	1,241

Earnings from discontinued operations	1,750	424	2,174

Net earnings	$9,620	$8,234	$17,854

Basic earnings per common share:
Net earnings from continuing operations	$0.26	$0.26	$0.52
Net earnings	$0.32	$0.27	$0.59
Diluted earnings per common share:
Net earnings from continuing operations	$0.26	$0.25	$0.51
Net earnings	$0.31	$0.27	$0.58
Weighted average number of shares and share equivalents outstanding:
Basic	30,158	30,238	30,198
Diluted	30,832	30,862	30,847

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.
	By:	/s/ Claire M. Gulmi
Claire M. Gulmi

Date: October 28, 2004		Senior Vice President and Chief Financial Officer (Principal Financial and Duly Authorized Officer)

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